Exhibit 99.2

	Third-Quarter 2022 Detailed Supplemental Information

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	9,826	9,556	11,326	15,120	45,828	17,762	21,161	21,013		59,936
Equity in earnings of affiliates	122	139	239	332	832	426	524	561		1,511
Gain (loss) on dispositions	233	59	2	192	486	817	262	(40)		1,039
Other income	378	457	49	319	1,203	286	42	80		408
Total Revenues and Other Income	10,559	10,211	11,616	15,963	48,349	19,291	21,989	21,614		62,894

Costs and Expenses
Purchased commodities	4,483	2,998	4,179	6,498	18,158	6,751	9,234	9,251		25,236
Production and operating expenses	1,383	1,379	1,389	1,543	5,694	1,581	1,741	1,799		5,121
Selling, general and administrative expenses	311	117	128	163	719	187	96	148		431
Exploration expenses	84	57	65	138	344	69	143	89		301
Depreciation, depletion and amortization	1,886	1,867	1,672	1,783	7,208	1,823	1,810	1,872		5,505
Impairments	(3)	2	(89)	764	674	2	2	2		6
Taxes other than income taxes	370	381	403	480	1,634	814	1,020	843		2,677
Accretion on discounted liabilities	62	63	61	56	242	61	61	60		182
Interest and debt expense	226	220	219	219	884	217	211	199		627
Foreign currency transactions (gain) loss	19	10	(10)	(41)	(22)	24	(70)	(93)		(139)
Other expenses	24	37	17	24	102	(136)	86	4		(46)
Total Costs and Expenses	8,845	7,131	8,034	11,627	35,637	11,393	14,334	14,174		39,901
Income before income taxes	1,714	3,080	3,582	4,336	12,712	7,898	7,655	7,440		22,993
Income tax provision	732	989	1,203	1,709	4,633	2,139	2,510	2,913		7,562
Net Income	982	2,091	2,379	2,627	8,079	5,759	5,145	4,527		15,431

Net Income Per Share of Common Stock (dollars)
Basic	0.75	1.55	1.78	1.99	6.09	4.41	3.98	3.56		11.96
Diluted	0.75	1.55	1.78	1.98	6.07	4.39	3.96	3.55		11.93

Average Common Shares Outstanding (in thousands)*
Basic	1,300,375	1,348,637	1,332,286	1,315,225	1,324,194	1,301,930	1,289,791	1,256,893		1,285,739
Diluted	1,302,691	1,353,201	1,336,379	1,320,829	1,328,151	1,307,404	1,295,844	1,269,321		1,289,953
*Ending Common Shares Outstanding is 1,246,071 as of September 30, 2022, compared with 1,273,033 as of June 30, 2022.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	217	480	517	574	1,788	802	983	800		2,585

Lower 48	609	1,502	2,094	2,117	6,322	3,547	4,456	3,542		11,545

Canada	16	135	205	252	608	381	418	158		957

Europe, Middle East and North Africa	511	697	878	1,624	3,710	1,774	1,533	2,615		5,922

Asia Pacific	432	289	377	(162)	936	1,310	637	627		2,574

Other International	(5)	(6)	(140)	(9)	(160)	-	-	2		2

Corporate and Other	(66)	(17)	(349)	(60)	(492)	84	(372)	(304)		(592)

Consolidated	1,714	3,080	3,582	4,336	12,712	7,898	7,655	7,440		22,993

EFFECTIVE INCOME TAX RATES

Alaska*	26.8%	22.8%	21.6%	21.4%	22.5%	27.1%	30.1%	27.6%		28.4%

Lower 48	23.2%	21.7%	22.1%	21.7%	22.0%	21.4%	19.6%	25.1%		21.8%

Canada	33.7%	24.9%	24.4%	24.2%	24.7%	23.7%	24.3%	24.9%		24.1%

Europe, Middle East and North Africa	70.1%	70.3%	72.5%	65.2%	68.5%	76.8%	74.9%	64.7%		71.0%

Asia Pacific	26.6%	39.4%	31.9%	-82.9%	51.6%	13.3%	17.7%	16.9%		15.2%

Other International	28.0%	7.6%	30.4%	91.6%	33.0%	-137.8%	43.0%	2484.7%		1777.8%

Corporate and Other	-85.1%	496.6%	38.9%	198.2%	57.3%	-546.2%	6.2%	21.4%		92.9%

Consolidated	42.7%	32.1%	33.6%	39.4%	36.4%	27.1%	32.8%	39.1%		32.9%
*Alaska including taxes other than income taxes.	50.3%	38.8%	36.0%	37.9%	39.3%	47.8%	52.1%	48.6%		49.7%

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	159	371	405	451	1,386	584	687	580		1,851

Lower 48	468	1,175	1,631	1,658	4,932	2,790	3,581	2,653		9,024

Canada	10	102	155	191	458	291	316	119		726

Europe, Middle East and North Africa	153	207	241	566	1,167	412	385	922		1,719

Asia Pacific	317	175	257	(296)	453	1,136	525	520		2,181

Other International	(4)	(5)	(97)	(1)	(107)	-	-	(28)		(28)

Corporate and Other	(121)	66	(213)	58	(210)	546	(349)	(239)		(42)

Consolidated	982	2,091	2,379	2,627	8,079	5,759	5,145	4,527		15,431

SPECIAL ITEMS

Alaska	(20)	(2)	(1)	3	(20)	23	-	-		23

Lower 48	(236)	(10)	56	(109)	(299)	16	69	(42)		43

Canada	(3)	52	77	97	223	176	118	(12)		282

Europe, Middle East and North Africa	-	-	(5)	-	(5)	-	(58)	-		(58)

Asia Pacific	199	-	-	(688)	(489)	534	-	27		561

Other International	-	-	(105)	(3)	(108)	-	-	(29)		(29)

Corporate and Other	140	335	(15)	317	777	721	(70)	(7)		644

Consolidated	80	375	7	(383)	79	1,470	59	(63)		1,466
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	179	373	406	448	1,406	561	687	580		1,828

Lower 48	704	1,185	1,575	1,767	5,231	2,774	3,512	2,695		8,981

Canada	13	50	78	94	235	115	198	131		444

Europe, Middle East and North Africa	153	207	246	566	1,172	412	443	922		1,777

Asia Pacific	118	175	257	392	942	602	525	493		1,620

Other International	(4)	(5)	8	2	1	-	-	1		1

Corporate and Other	(261)	(269)	(198)	(259)	(987)	(175)	(279)	(232)		(686)

Consolidated	902	1,716	2,372	3,010	8,000	4,289	5,086	4,590		13,965

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	26.4%	22.7%	21.7%	22.4%	22.8%	30.0%	30.1%	27.6%		29.3%

Lower 48	23.3%	21.7%	22.0%	21.8%	22.1%	22.1%	19.6%	25.1%		22.1%

Canada	28.3%	26.2%	25.7%	25.3%	25.8%	24.4%	25.1%	24.5%		24.7%

Europe, Middle East and North Africa	70.2%	70.3%	72.7%	65.2%	68.6%	76.8%	71.1%	64.7%		70.0%

Asia Pacific	49.3%	39.4%	31.9%	25.5%	33.9%	22.4%	17.7%	17.7%		19.5%

Other International	28.0%	7.6%	-7.1%	143.6%	107.8%	-137.8%	43.0%	16.8%		16.2%

Corporate and Other	8.1%	18.7%	38.9%	25.1%	23.1%	38.1%	3.4%	21.9%		21.0%

Consolidated	44.8%	36.8%	34.2%	36.8%	37.1%	36.8%	32.2%	38.7%		35.9%

	2021					2022
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Transaction and restructuring expenses	(26)	(2)	(1)	(4)	(33)	-	-	-		-
Subtotal before income taxes	(26)	(2)	(1)	(4)	(33)	-	-	-		-
Income tax provision (benefit)[1]	(6)	-	-	(7)	(13)	(23)	-	-		(23)
Total	(20)	(2)	(1)	3	(20)	23	-	-		23

Lower 48
Transaction and restructuring expenses	(175)	(13)	(15)	(57)	(260)	(14)	(14)	-		(28)
Gain (loss) on accelerated settlement of Concho hedging program	(132)	-	-	-	(132)	-	-	-		-
Impairments	-	-	89	(85)	4	-	-	-		-
Gain (loss) on asset sales	-	-	-	-	-	-	101	(55)		46
Subtotal before income taxes	(307)	(13)	74	(142)	(388)	(14)	87	(55)		18
Income tax provision (benefit)[2]	(71)	(3)	18	(33)	(89)	(30)	18	(13)		(25)
Total	(236)	(10)	56	(109)	(299)	16	69	(42)		43

Canada
Gain (loss) on asset sales	-	68	100	126	294	229	153	(15)		367
Transaction and restructuring expenses	(3)	-	-	-	(3)	-	-	-		-
Subtotal before income taxes	(3)	68	100	126	291	229	153	(15)		367
Income tax provision (benefit)	-	16	23	29	68	53	35	(3)		85
Total	(3)	52	77	97	223	176	118	(12)		282

Europe, Middle East and North Africa
Transaction and restructuring expenses	(1)	-	(24)	-	(25)	-	-	-		-
Subtotal before income taxes	(1)	-	(24)	-	(25)	-	-	-		-
Income tax provision (benefit)[4]	(1)	-	(19)	-	(20)	-	58	-		58
Total	-	-	(5)	-	(5)	-	(58)	-		(58)

Asia Pacific
Gain (loss) on asset sales	200	-	-	-	200	534	-	-		534
Impairments	-	-	-	(688)	(688)	-	-	-		-
Pending claims and settlements	-	-	-	-	-	-	-	27		27
Transaction and restructuring expenses	(1)	-	-	-	(1)	-	-	-		-
Subtotal before income taxes	199	-	-	(688)	(489)	534	-	27		561
Income tax provision (benefit)	-	-	-	-	-	-	-	-		-
Total	199	-	-	(688)	(489)	534	-	27		561

Other International
Gain (loss) on asset sales	-	-	(147)	-	(147)	-	-	-		-
Transaction and restructuring expenses	-	-	-	(4)	(4)	-	-	-		-
Subtotal before income taxes	-	-	(147)	(4)	(151)	-	-	-		-
Income tax provision (benefit)[5]	-	-	(42)	(1)	(43)	-	-	29		29
Total	-	-	(105)	(3)	(108)	-	-	(29)		(29)

Corporate and Other
Pension settlement expense	-	(42)	(28)	(29)	(99)	-	-	-		-
Pending claims and settlements	-	(48)	-	-	(48)	-	-	(7)		(7)
Transaction and restructuring expense	(85)	(8)	(12)	(4)	(109)	-	-	-		-
Gain (loss) on investment in Cenovus Energy	308	418	17	297	1,040	251	-	-		251
Gain (loss) on CAD FX derivative	(4)	(8)	-	-	(12)	-	-	-		-
Gain (loss) on AUD FX derivative	-	-	-	21	21	(10)	-	-		(10)
Gain (loss) on debt extinguishment and exchange fees	-	-	-	-	-	127	(83)	-		44
Subtotal before income taxes	219	312	(23)	285	793	368	(83)	(7)		278
Income tax provision (benefit)[3]	79	(23)	(8)	(32)	16	(353)	(13)	-		(366)
Total	140	335	(15)	317	777	721	(70)	(7)		644

Total Company	80	375	7	(383)	79	1,470	59	(63)		1,466
[1]Includes a tax adjustment in Q1 2022 related to the closure of an audit.
[2]Includes a tax adjustment in Q1 2022 related to the closure of an audit.
[3]Includes deferred tax adjustment related to foreign tax credits in Q1 2021; Q4 2021 and Q1 2022 tax adjustment related to Indonesia disposition; Q1 2022 tax adjustments including the closure of an audit.

[4]Includes Norway tax reform for Q2 2022.
[5]Includes Q3 2022 tax settlement.

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	2,831	6,608	9,833	5,028	5,028	6,414	6,909	8,010		8,010
Short-term investments	4,104	2,251	678	446	446	730	1,272	2,412		2,412
Accounts and notes receivable	4,339	4,401	5,336	6,543	6,543	7,807	8,081	7,338		7,338
Accounts and notes receivable—related parties	142	123	129	127	127	72	72	16		16
Investment in Cenovus Energy	1,564	1,802	1,416	1,117	1,117	-	-	-		-
Inventories	1,098	1,138	1,043	1,208	1,208	1,174	1,234	1,226		1,226
Prepaid expenses and other current assets	536	849	1,746	1,581	1,581	1,389	1,292	1,451		1,451
Total Current Assets	14,614	17,172	20,181	16,050	16,050	17,586	18,860	20,453		20,453
Investments and long-term receivables	8,286	8,013	8,058	7,113	7,113	8,309	8,203	8,204		8,204
Loans and advances—related parties	59	59	-	-	-	-	-	-		-
Net properties, plants and equipment	58,270	57,717	56,689	64,911	64,911	64,642	64,008	63,673		63,673
Other assets	2,464	2,442	2,376	2,587	2,587	2,771	2,622	2,507		2,507
Total Assets	83,693	85,403	87,304	90,661	90,661	93,308	93,693	94,837		94,837

Liabilities
Accounts payable	3,779	3,591	4,101	5,002	5,002	4,875	5,845	6,242		6,242
Accounts payable—related parties	22	22	30	23	23	22	28	26		26
Short-term debt	689	1,205	920	1,200	1,200	1,160	676	664		664
Accrued income and other taxes	959	1,406	2,082	2,862	2,862	3,162	2,759	3,187		3,187
Employee benefit obligations	567	571	691	755	755	446	529	628		628
Other accruals	1,168	1,355	2,625	2,179	2,179	1,959	2,379	3,250		3,250
Total Current Liabilities	7,184	8,150	10,449	12,021	12,021	11,624	12,216	13,997		13,997
Long-term debt	19,338	18,805	18,748	18,734	18,734	17,586	16,295	16,297		16,297
Asset retirement obligations and accrued environmental costs	5,782	5,819	5,721	5,754	5,754	5,815	5,737	5,729		5,729
Deferred income taxes	4,982	5,331	5,630	6,179	6,179	6,556	6,694	7,218		7,218
Employee benefit obligations	1,530	1,297	1,162	1,153	1,153	1,085	1,080	1,087		1,087
Other liabilities and deferred credits	1,722	1,725	1,479	1,414	1,414	1,424	1,469	1,430		1,430
Total Liabilities	40,538	41,127	43,189	45,255	45,255	44,090	43,491	45,758		45,758

Equity
Common stock issued
Par value	21	21	21	21	21	21	21	21		21
Capital in excess of par	60,278	60,337	60,431	60,581	60,581	60,907	61,045	61,089		61,089
Treasury stock	(47,672)	(48,278)	(49,521)	(50,920)	(50,920)	(52,344)	(54,644)	(57,444)		(57,444)
Accumulated other comprehensive loss	(5,080)	(4,920)	(5,123)	(4,950)	(4,950)	(4,808)	(5,313)	(5,865)		(5,865)
Retained earnings	35,608	37,116	38,307	40,674	40,674	45,442	49,093	51,278		51,278
Total Equity	43,155	44,276	44,115	45,406	45,406	49,218	50,202	49,079		49,079
Total Liabilities and Equity	83,693	85,403	87,304	90,661	90,661	93,308	93,693	94,837		94,837

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income	982	2,091	2,379	2,627	8,079	5,759	5,145	4,527		15,431
Depreciation, depletion and amortization	1,886	1,867	1,672	1,783	7,208	1,823	1,810	1,872		5,505
Impairments	(3)	2	(89)	764	674	2	2	2		6
Dry hole costs and leasehold impairments	6	1	-	37	44	7	97	32		136
Accretion on discounted liabilities	62	63	61	56	242	61	61	60		182
Deferred taxes	203	364	328	451	1,346	373	495	726		1,594
Undistributed equity earnings	81	236	(59)	188	446	220	371	(22)		569
Gain (loss) on dispositions	(233)	(59)	(2)	(192)	(486)	(817)	(262)	40		(1,039)
Gain on investment in Cenovus Energy	(308)	(418)	(17)	(297)	(1,040)	(251)	-	-		(251)
Other	(581)	(107)	(178)	78	(788)	(152)	115	(1)		(38)
Net working capital changes	(15)	211	702	373	1,271	(1,957)	80	1,504		(373)
Net Cash Provided by Operating Activities	2,080	4,251	4,797	5,868	16,996	5,068	7,914	8,740		21,722

Cash Flows from Investing Activities
Capital expenditures and investments	(1,200)	(1,265)	(1,302)	(1,557)	(5,324)	(3,161)	(1,968)	(2,497)		(7,626)
Working capital changes associated with investing activities	61	(59)	77	55	134	363	133	46		542
Acquisition of businesses, net of cash acquired	382	-	-	(8,672)	(8,290)	37	-	-		37
Proceeds from asset dispositions	(17)	177	632	861	1,653	2,332	619	403		3,354
Net (purchases) sales of investments	(499)	1,801	1,544	245	3,091	(263)	(841)	(1,131)		(2,235)
Collection of advances/loans—related parties	52	-	53	-	105	55	-	59		114
Other	6	80	(472)	473	87	26	(34)	15		7
Net Cash (Used in) Provided by Investing Activities	(1,215)	734	532	(8,595)	(8,544)	(611)	(2,091)	(3,105)		(5,807)

Cash Flows from Financing Activities
Net repayment of debt	(26)	(18)	(319)	(142)	(505)	(1,067)	(1,865)	(45)		(2,977)
Issuance of company common stock	(28)	3	52	118	145	271	79	(5)		345
Repurchase of company common stock	(375)	(606)	(1,243)	(1,399)	(3,623)	(1,425)	(2,300)	(2,799)		(6,524)
Dividends paid	(588)	(583)	(579)	(609)	(2,359)	(864)	(988)	(1,484)		(3,336)
Other	2	1	3	1	7	(52)	(4)	3		(53)
Net Cash Used in Financing Activities	(1,015)	(1,203)	(2,086)	(2,031)	(6,335)	(3,137)	(5,078)	(4,330)		(12,545)

Effect of Exchange Rate Changes	(2)	11	(12)	(31)	(34)	21	(258)	(215)		(452)

Net Change in Cash, Cash Equivalents and Restricted Cash	(152)	3,793	3,231	(4,789)	2,083	1,341	487	1,090		2,918
Cash, cash equivalents and restricted cash at beginning of period	3,315	3,163	6,956	10,187	3,315	5,398	6,739	7,226		5,398
Cash, Cash Equivalents and Restricted Cash at End of Period	3,163	6,956	10,187	5,398	5,398	6,739	7,226	8,316		8,316

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	235	228	235	284	982	253	218	269		740

Lower 48	718	762	770	879	3,129	1,062	1,285	1,773		4,120

Canada	33	35	61	74	203	122	125	135		382

Europe, Middle East and North Africa	121	136	128	149	534	172	192	167		531

Asia Pacific	76	72	87	155	390	1,538	126	127		1,791

Other International	6	12	15	-	33	-	-	-		-

Corporate and Other	11	20	6	16	53	14	22	26		62
Total Capital Expenditures and Investments	1,200	1,265	1,302	1,557	5,324	3,161	1,968	2,497		7,626

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,527	1,588	1,544	1,608	1,567	1,747	1,692	1,754		1,731

Crude Oil (MBD)
Consolidated operations	804	836	802	824	816	903	857	882		881
Equity affiliates	14	13	13	12	13	12	14	13		13
Total	818	849	815	836	829	915	871	895		894
Over (under) lifting of crude oil (MBD)	(28)	27	42	(13)	7	28	27	4		20

NGL (MBD)
Consolidated operations	105	120	123	186	134	216	236	263		238
Equity affiliates	8	8	7	8	8	7	8	8		8
Total	113	128	130	194	142	223	244	271		246

Bitumen (MBD)
Consolidated operations	70	68	69	68	69	67	59	69		65
Equity affiliates	-	-	-	-	-	-	-	-		-
Total	70	68	69	68	69	67	59	69		65

Natural Gas (MMCFD)
Consolidated operations	2,074	2,209	2,144	2,009	2,109	2,126	1,872	1,899		1,966
Equity affiliates	1,081	1,051	1,033	1,049	1,053	1,127	1,235	1,214		1,192
Total	3,155	3,260	3,177	3,058	3,162	3,253	3,107	3,113		3,158

Industry Prices
Crude Oil ($/BBL)
WTI	57.84	66.07	70.56	77.19	67.92	94.29	108.41	91.56		98.09
WCS	45.32	54.60	56.99	62.58	54.87	79.76	95.71	71.88		82.45
Brent dated	60.90	68.83	73.47	79.73	70.73	101.40	113.78	100.85		105.35
JCC ($/BBL)	43.77	55.88	67.00	73.13	59.94	80.43	86.09	110.97		92.50
Natural Gas ($/MMBTU)
Henry Hub first of month	2.71	2.83	4.02	5.84	3.85	4.96	7.17	8.20		6.78

Average Realized Prices
Total ($/BBL)	45.36	50.03	56.92	65.56	54.63	76.99	88.57	83.07		82.82

Crude Oil ($/BBL)
Consolidated operations	57.18	65.54	70.39	76.69	67.61	94.79	111.49	97.60		101.19
Equity affiliates	59.73	64.10	73.44	81.53	69.45	97.20	111.97	94.58		101.38
Total	57.22	65.51	70.43	76.76	67.64	94.82	111.50	97.56		101.19

NGL ($/BBL)
Consolidated operations	24.36	25.62	33.28	36.41	31.04	40.95	42.20	34.83		39.06
Equity affiliates	48.89	44.12	56.70	67.77	54.16	67.04	72.44	55.51		64.91
Total	26.44	26.87	34.79	37.72	32.45	41.80	43.26	35.47		39.90

Bitumen ($/BBL)
Consolidated operations	30.78	37.60	41.19	40.74	37.52	65.86	75.42	49.77		63.14
Equity affiliates	-	-	-	-	-	-	-	-		-
Total	30.78	37.60	41.19	40.74	37.52	65.86	75.42	49.77		63.14

Natural Gas ($/MCF)
Consolidated operations	4.89	4.25	5.93	9.13	6.00	8.81	10.19	14.14		10.98
Equity affiliates	3.54	3.97	5.95	7.80	5.31	8.86	10.08	11.37		10.15
Total	4.42	4.16	5.94	8.66	5.77	8.83	10.15	13.04		10.66

Exploration Expenses ($ Millions)
Dry holes	6	-	-	28	34	1	87	25		113
Leasehold impairment	-	1	-	9	10	6	10	7		23
Total noncash expenses	6	1	-	37	44	7	97	32		136
Other (G&A, G&G and lease rentals)	78	56	65	101	300	62	46	57		165
Total exploration expenses	84	57	65	138	344	69	143	89		301

U.S. exploration expenses	50	35	32	99	216	54	40	42		136
International exploration expenses	34	22	33	39	128	15	103	47		165

DD&A ($ Millions)
Alaska	317	262	201	217	997	226	234	232		692
Lower 48	1,000	1,017	988	1,070	4,075	1,168	1,192	1,198		3,558
Canada	126	93	85	82	386	102	98	96		296
Europe, Middle East and North Africa	219	234	217	216	886	192	157	196		545
Asia Pacific	211	240	167	170	788	124	118	140		382
Other International	-	-	-	-	-	-	-	-		-
Corporate and Other	13	21	14	28	76	11	11	10		32
Total DD&A	1,886	1,867	1,672	1,783	7,208	1,823	1,810	1,872		5,505

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	190	184	163	180	178	182	177	171		177
Lower 48	416	454	457	457	447	538	528	537		534
Canada	11	9	8	7	8	6	5	4		5
Norway	80	81	82	80	81	76	56	77		70
Libya	36	39	35	38	37	37	34	30		34
Europe, Middle East and North Africa	116	120	117	118	118	113	90	107		104
China	31	27	27	28	28	30	29	31		30
Indonesia	2	2	2	2	2	1	-	-		-
Malaysia	38	40	28	32	35	33	28	32		31
Asia Pacific	71	69	57	62	65	64	57	63		61
Total consolidated operations	804	836	802	824	816	903	857	882		881
Equity affiliates	14	13	13	12	13	12	14	13		13
Total	818	849	815	836	829	915	871	895		894

NGL (MBD)
Consolidated operations
Alaska	17	15	13	17	16	18	16	15		16
Lower 48	79	97	101	162	110	191	214	241		216
Canada	4	4	4	3	4	3	3	3		3
Norway	5	4	5	4	4	4	3	4		3
Europe, Middle East and North Africa	5	4	5	4	4	4	3	4		3
Total consolidated operations	105	120	123	186	134	216	236	263		238
Equity affiliates	8	8	7	8	8	7	8	8		8
Total	113	128	130	194	142	223	244	271		246

Bitumen (MBD)
Canada	70	68	69	68	69	67	59	69		65
Total	70	68	69	68	69	67	59	69		65

Natural Gas (MMCFD)
Consolidated operations
Alaska	8	11	11	33	16	35	34	29		33
Lower 48	1,319	1,459	1,389	1,195	1,340	1,426	1,411	1,410		1,416
Canada	91	84	73	70	80	63	66	49		59
Norway	295	284	291	323	298	308	284	312		302
Libya	14	13	12	21	15	23	22	19		21
Europe, Middle East and North Africa	309	297	303	344	313	331	306	331		323
Indonesia	290	290	299	296	294	194	-	-		64
Malaysia	57	68	69	71	66	77	55	80		71
Asia Pacific	347	358	368	367	360	271	55	80		135
Total consolidated operations	2,074	2,209	2,144	2,009	2,109	2,126	1,872	1,899		1,966
Equity affiliates	1,081	1,051	1,033	1,049	1,053	1,127	1,235	1,214		1,192
Total	3,155	3,260	3,177	3,058	3,162	3,253	3,107	3,113		3,158

Total (MBOED)
Consolidated operations
Alaska	208	201	178	203	197	206	199	191		198
Lower 48	715	794	790	818	780	967	977	1,013		986
Canada	100	95	93	90	94	86	78	84		83
Norway	134	132	135	138	135	131	106	133		123
Libya	39	41	37	41	40	41	38	33		38
Europe, Middle East and North Africa	173	173	172	179	175	172	144	166		161
China	31	27	27	28	28	30	29	31		30
Indonesia	50	50	52	51	51	33	-	-		11
Malaysia	48	52	40	44	46	46	37	45		43
Asia Pacific	129	129	119	123	125	109	66	76		84
Total consolidated operations	1,325	1,392	1,352	1,413	1,371	1,540	1,464	1,530		1,512
Equity affiliates	202	196	192	195	196	207	228	224		219
Total	1,527	1,588	1,544	1,608	1,567	1,747	1,692	1,754		1,731

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	59.56	67.87	72.55	79.61	69.87	95.54	114.77	103.90		104.83
Lower 48**	55.68	64.13	68.59	74.82	66.12	93.55	109.14	93.19		98.64
Canada	47.41	56.87	58.99	66.62	56.38	82.13	94.79	71.11		83.36
Norway	56.72	66.10	72.36	78.51	68.94	92.18	116.93	104.10		102.89
Libya	59.78	66.88	72.57	77.64	69.06	99.92	113.03	98.55		103.36
Europe, Middle East and North Africa	57.75	66.34	72.43	78.27	68.97	94.68	115.61	102.70		103.03
China	58.27	65.63	74.39	79.61	69.39	105.75	115.00	101.95		107.54
Indonesia	53.79	57.16	61.35	73.35	61.92	77.09	-	-		77.09
Malaysia	62.27	69.77	75.65	80.87	71.59	104.88	119.26	115.94		113.24
Asia Pacific	60.36	67.72	74.66	80.05	70.36	104.84	117.14	108.99		110.25
Total consolidated operations	57.18	65.54	70.39	76.69	67.61	94.79	111.49	97.60		101.19
Equity affiliates	59.73	64.10	73.44	81.53	69.45	97.20	111.97	94.58		101.38
Total	57.22	65.51	70.43	76.76	67.64	94.82	111.50	97.56		101.19

NGL ($/BBL)
Consolidated operations
Lower 48	23.99	24.62	32.87	35.99	30.63	40.42	42.00	34.59		38.74
Canada	25.32	27.14	33.47	39.68	31.18	41.83	44.93	29.62		39.24
Norway	34.70	39.49	50.32	57.91	43.97	58.67	68.00	51.67		57.01
Europe, Middle East and North Africa	34.70	39.49	50.32	57.91	43.97	58.67	68.00	51.67		57.01
Total consolidated operations	24.36	25.62	33.28	36.41	31.04	40.95	42.20	34.83		39.06
Equity affiliates	48.89	44.12	56.70	67.77	54.16	67.04	72.44	55.51		64.91
Total	26.44	26.87	34.79	37.72	32.45	41.80	43.26	35.47		39.90

Bitumen ($/BBL)
Canada*	30.78	37.60	41.19	40.74	37.52	65.86	75.42	49.77		63.14
Total	30.78	37.60	41.19	40.74	37.52	65.86	75.42	49.77		63.14

Natural Gas ($/MCF)
Consolidated operations
Alaska	2.23	4.53	2.63	2.22	2.81	3.92	3.34	4.38		3.82
Lower 48**	4.56	3.27	4.63	5.25	4.38	4.63	6.85	7.36		6.28
Canada	2.37	2.26	2.45	3.16	2.54	3.25	4.47	2.40		3.47
Norway	6.15	7.36	12.28	27.06	13.75	30.93	30.06	50.57		37.41
Libya	2.71	3.02	4.17	4.58	3.73	5.13	5.61	7.46		5.99
Europe, Middle East and North Africa	5.99	7.17	11.96	25.71	13.27	29.18	28.32	48.10		35.35
Indonesia	6.57	7.19	7.49	8.23	7.38	8.26	-	-		8.26
Malaysia	2.35	2.61	3.02	3.59	2.93	3.85	4.17	4.18		4.06
Asia Pacific	5.88	6.32	6.66	7.33	6.56	7.01	4.17	4.18		6.05
Total consolidated operations	4.89	4.25	5.93	9.13	6.00	8.81	10.19	14.14		10.98
Equity affiliates	3.54	3.97	5.95	7.80	5.31	8.86	10.08	11.37		10.15
Total	4.42	4.16	5.94	8.66	5.77	8.83	10.15	13.04		10.66
*Average realized prices exclude additional value realized from third-party purchases and sales for optimization of our pipeline capacity between Canada and the U.S. Gulf Coast.
**Average sales prices, including the impact of hedges settling per initial contract terms in the first quarter of 2021 assumed in our Concho acquisition, were $65.19 per barrel for crude oil and $4.33 per mcf for natural gas for the year ended December 31, 2021. As of March 31, 2021, we had settled all oil and gas hedging positions acquired from Concho.

	2021					2022
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(121)	66	(213)	58	(210)	546	(349)	(239)		(42)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(270)	(181)	(176)	(174)	(801)	(218)	(164)	(125)		(507)
Corporate G&A expenses	(129)	(65)	(57)	(66)	(317)	(79)	(16)	(62)		(157)
Technology*	41	(4)	(6)	(6)	25	58	(9)	(8)		41
Other	237	316	26	304	883	785	(160)	(44)		581
Total	(121)	66	(213)	58	(210)	546	(349)	(239)		(42)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(241)	(235)	(236)	(234)	(946)	(227)	(224)	(215)		(666)
Capitalized interest	15	15	17	15	62	10	13	16		39
Interest revenue	6	4	5	7	22	6	29	60		95
Total	(220)	(216)	(214)	(212)	(862)	(211)	(182)	(139)		(532)

Debt
Total debt ($ Millions)	20,027	20,010	19,668	19,934	19,934	18,746	16,971	16,961		16,961
Debt-to-capital ratio (%)	32%	31%	31%	31%	31%	28%	25%	26%		26%

Equity ($ Millions)	43,155	44,276	44,115	45,406	45,406	49,218	50,202	49,079		49,079

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day